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                                                                      Exhibit 32

Certification of Richard T. Flenner, Jr.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GLB Bancorp, Inc. ("GLB") on Form 10-QSB for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard T. Flenner, Jr., Chief Executive Officer, President and Director of GLB, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of GLB.

Date: July 31, 2003
                                             By: /s/ Richard T. Flenner, Jr.
                                                 ---------------------------
                                             Richard T. Flenner, Jr.,
                                             President, Chief Executive
                                             Officer and Director




Certification of Cheryl J. Mihitsch

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GLB Bancorp, Inc. ("GLB") on Form 10-QSB for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Cheryl J. Mihitsch, Chief Financial Officer and Treasurer of GLB, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of GLB.

Date: July 31, 2003
                                             By: /s/ Cheryl J. Mihitsch
                                                 --------------------------
                                             Cheryl J. Mihitsch
                                             Chief Financial Officer and
                                             Treasurer